UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 1, 2011

CALLIDUS SOFTWARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50463	77-0438629
(Commission File Number)	(IRS Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500 Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Callidus Software Inc., (the “Company”) held its 2011 Annual Meeting of Stockholders (“Annual Meeting”) on June 1, 2011.  As of the record date, April 4, 2011, 33,567,518 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  A total of 29,158,355 shares of Company common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

In accordance with the Company’s definitive proxy statement dated April 15, 2011 (“Proxy Statement”), at the meeting stockholders were requested to: (i) elect two (2) Class II members to the board of directors; (ii) ratify the appointment of KPMG LLP as the Company’s independent auditors for fiscal year 2011; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and (iv) indicate their preference, on an advisory basis, the frequency of future advisory votes on executive compensation.  The final results of the voting by the Company’s stockholders are as follows:

1.               Proposal 1: Election of Class II directors.  Each of the two (2) directors nominated for election by the Company’s board of directors as Class II directors to hold office for three (3) year terms ending immediately prior to the Company’s 2014 Annual Meeting of Stockholders were elected.  The voting results were as follows:

Director	For	Withheld	Abstentions and Broker Non-Votes
William B. Binch	23,258,902	181,741	5,717,712
Michele Vion	23,243,260	197,383	5,717,712

2.               Proposal 2: Appointment of Independent Auditors.  The ratification of the appointment of KPMG LLP as the Company’s independent auditors for fiscal year 2011 was approved.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
29,090,705	56,355	11,295	0

3.               Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
23,104,704	118,311	217,628	5,717,712

4.               Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  The Company’s stockholders indicated their preference, on an advisory basis, that an advisory vote on the compensation of the Company’s named executive officers be held every one year.  The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
20,814,212	1,374,033	1,033,297	219,101

In accordance with the results of this advisory vote, we intend to hold future advisory “say on pay” votes annually until we next hold an advisory vote on the frequency of advisory “say on pay” votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date:	June 6, 2011	By:	/s/ V. Holly Albert
			Name:	V. Holly Albert
			Title:	Senior Vice President, General Counsel and Secretary